UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

February 20, 2024
Date of Report (Date of Earliest Event Reported)

Lendway, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-13471	41-1656308
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5000 West 36th Street, Suite 220 Minneapolis, Minnesota	55416
(Address of Principal Executive Offices)	(Zip Code)

(763) 392-6200
(Registrant’s Telephone Number, Including Area Code)
______________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	LDWY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter):

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On February 22, 2024, Lendway, Inc. (the “Company”) acquired Bloomia B.V. (“Bloomia”), pursuant to an Agreement for the Sale and Purchase of Shares (the “Purchase Agreement”) by and among the Company’s subsidiary, Tulp 24.1, LLC (the “U.S. Subsidiary”) and its subsidiary, Tulipa Acquisitie Holding B.V. (together with the U.S. Subsidiary, the “Purchasers”), Botman Bloembollen B.V., W.F. Jansen (“Jansen”), and H.J. Strengers. The Company now holds an 81.4% ownership interest in the U.S. Subsidiary.

This Amendment No. 1 on Form 8-K/A is being filed by the Company to amend the current report on Form 8-K originally filed with the U.S. Securities and Exchange Commission (“SEC”) on February 26, 2024 (the “Original Report”), solely to provide the disclosure required by Item 9.01 of Form 8-K that were omitted from the Original Report, including the required financial statements of Bloomia and the required pro forma financial information. Except as provided herein, the disclosure made in the Original Report remain unchanged.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The consolidated financial statements of Bloomia B.V. required by Item 9.01(a) of Form 8-K are attached as Exhibit 99.2 hereto and incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined balance sheet as of December 31, 2023 and the unaudited proforma condensed combined statement of operations Lendway, Inc. and Bloomia for the fiscal year ended December 31, 2023, are attached as Exhibit 99.3 hereto and incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description
2.1*†

Agreement for the Sale and Purchase of Shares, dated February 21, 2024, by and among Tulp 24.1, LLC, Tulipa Acquisitie Holding B.V., Botman Bloembollen B.V., W.F. Jansen, H.J. Strengers and the Company

10.1*†	Bridge Loan Agreement, dated February 22, 2024, by and between Botman Bloembollen B.V., W.F. Jansen, H.J. Strengers, Tulp 24.1, LLC, Tulipa Acquisitie Holding B.V. and the Company
10.2*†	Bridge Loan Agreement, dated February 22, 2024, by and between Botman Bloembollen B.V. and Tulipa Acquisitie Holding B.V.
10.3*†

Credit Agreement, dated February 20, 2024, by and among the Company, TULP 24.1, LLC, Tulipa Acquisitie Holding B.V., Bloomia B.V., Fresh Tulips USA, LLC, and Associated Bank, N.A., a national banking association

10.4*†	Amended and Restated Limited Liability Company Agreement, dated February 22, 2024, by and among the Company, Tulp 24.1, LLC and Werner F. Jansen.
10.5*†	Management Services Agreement, dated February 22, 2024, by and between the Company and Tulp 24.1, LLC
10.6*†	Lease Agreement, dated July 1, 2021, by and between Horti-Group, LLC and Fresh Tulips USA, LLC dba Bloomia
23.1	Consent of Boulay PLLP
99.1†	Press Release dated February 26, 2024
99.2

Audited consolidated financial statements of Bloomia B.V. and subsidiaries as of and for the two years ended June 30, 2023; unaudited consolidated financial statements of Bloomia B.V. and subsidiaries as of and for the six months ended December 31, 2023 and 2022

99.3

Unaudited pro forma condensed combined balance sheet as of December 31, 2023 and unaudited pro forma condensed combined statement of operations of Lendway, Inc. and Bloomia B.V. for the fiscal year ended December 31, 2023

104	Cover Page Interactive Data File (embedded in the inline XBRL document)

* Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule will be furnished to the SEC upon request; provided, however, that the parties may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any document so furnished.

† Filed with Original Report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

LENDWAY, INC.

Date: May 17, 2024	By:	/s/ Zackery A. Weber
Zackery A. Weber
Vice President of Finance

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